EXHIBIT 10.21

Agreement

This Agreement (hereinafter referred to as this “Agreement”) is entered into on March 20, 2006 in Beijing, China by and between the following parties:

Party A:

Party A One: Yang Dongjie

      No. of ID Card: 140106196803232637

      Domicile: Room 301, Apt 6, Building 1, No.5 North Jia Heping Li, Chaoyang District, Beijing

Party A Two: He Chenghong

      No. of ID Card: 610113196410102199

      Domicile: Unit 602, No. 41, Lane 2883 Qixin Road, Minhang District, Shanghai

Party B:

Acorn Information Technology (Shanghai) Co., Ltd.

Legal Address: Suite 669-05, Building 2, No. 351 Guo Shoujing Road, Zhangjiang Hi-Tech Park, Shanghai

Legal Representative: Yang Dongjie

Party C:

Acorn International Electronic Technology (Shanghai) Co., Ltd.

Legal Address: No. 55, Lane 1135, Jiasong Road Middle, Huaxin Town, Qingpu District, Shanghai

Legal Representative: Yang Dongjie

Party A One and Party A Two are hereinafter collectively referred to as “Party A” and Party A, Party B and Party C are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

Whereas:

Party A is a Chinese natural person.

Party B is a wholly foreign owned enterprise duly organized and validly existing in accordance with Chinese laws, which has the status of an independent legal person.

Party C is a wholly foreign owned enterprise duly organized and validly existing in accordance with Chinese laws, which has the status of an independent legal person.

There exists a good cooperative relationship between the Parties.

NOW, THEREFORE, through friendly consultation the Parties hereby agree as follows:

1.	Loan

Party A confirms that, as of December 31, 2005, it had made an interest-free loan of RMB 47,697,737.11 in the aggregate to Party B (hereinafter referred to as the “Loan”), of which RMB 35,773,302.83 was lent by Party A One and RMB 11,924,434.28 was lent by Party A Two, and Party B acknowledges that, as of December 31, 2005, it had received the aforesaid loan made by Party A.

2.	Bestowal

Party A acknowledges that, on December 31, 2005, it undertook to bestow RMB 47,697,737.11 on Party C (hereinafter referred to as the “Bestowal”), of which RMB 35,773,302.83 was presented by Party A One and RMB 11,924,434.28 was presented by Party A Two, and Party C acknowledges that it agreed to accept the aforesaid bestowal. The aforesaid undertaking to bestow the money is legally binding on Party A, and Party C may require that the undertaking be enforced against Party A.

3.	Repayment of Loan

Party A and Party B acknowledge that Party A once instructed Party B to hand over to Party C the loan Party B should repay Party A. Party B accepts the aforesaid instruction.

4.	Completion of Bestowal

Party B’s performance of its obligation under Article 3 hereof shall be deemed to be Party A’s performance of its obligation under Article 2 hereof.

5.	Effectiveness and Term of this Agreement

(1)	This Agreement shall be formally formed when the Parties have affixed their signatures or seals hereto. The Parties agree that this Agreement will become effective as of January 1, 2005.

(2)	The term of this Agreement shall commence from the effective date hereof and end on the date the loan under Article 3 hereof will be repaid in full in accordance with the provisions hereof.

6.	Governing Law and Settlement of Disputes

(1)	The effectiveness, interpretation and performance hereof and settlement of disputes hereunder shall be governed by laws of the People’s Republic of China.

(2)	Any dispute that may arise out of performance of this Agreement or in connection with this Agreement shall be settled by the Parties through consultation. If any dispute fails to be settled through consultation within thirty (30) days, any Party may submit such dispute to the China International Economic and Trade Arbitration Commission in Beijing for arbitration by three arbitrators appointed in accordance with the rules of this commission. The award of the arbitration tribunal shall be final and legally binding on all the Parties.

7.	Notices

Notices concerning this Agreement shall be delivered to the following addresses by hand, fax or registered mail except as such addresses are changed by written notice. If a notice is sent by registered mail, it shall be deemed given on the date as indicated on the acknowledgement of receipt of such registered mail; if a notice is sent by hand or fax, it shall be deemed given on the date of receipt. If a notice is sent by fax, immediately upon faxing, the original copy of such notice shall be delivered by hand or registered mail to the following addresses.

Yang Dongjie

Address: Room 301, Apt 6, Building 1, No.5 North Jia Heping Li, Chaoyang District, Beijing

He Chenghong

Address: Unit 602, No. 41, Lane 2883 Qixin Road, Minhang District, Shanghai Municipality

Acorn Information Technology (Shanghai) Co., Ltd.

Address: Suite 669-05, Building 2, No. 351 Guo Shoujing Road, Zhangjiang Hi-Tech Park, Shanghai Municipality

Acorn International Electronic Technology (Shanghai) Co., Ltd.

Address: No. 55, Lane 1135, Jiasong Road, Huaxin Town, Qingpu District, Shanghai Municipality

8.	Miscellaneous

(1)	No Party shall unilaterally make any revision or modification in this Agreement without unanimous consent of the Parties to such revision or modification.

(2)	This Agreement is executed in four originals, one of which shall be kept by each Party. The Parties may separately execute duplicates of this Agreement when necessary.

[This is the signature of this Agreement, which does not contain any text of this Agreement]

Yang Dongjie (Signature)

He Chenghong (Signature)

Acorn Information Technology (Shanghai) Co., Ltd. (Official Seal)

Legal Representative: Yang Dongjie (Signature)

Acorn International Electronic Technology (Shanghai) Co., Ltd. (Official Seal)

Legal Representative: Yang Dongjie (Signature)

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